EXHIBIT 99
February 16, 2017

Sonoco to Acquire Peninsula Packaging Company
Expands Thermoforming Packaging to Fresh Foods in Fast Growing Store Perimeter

HARTSVILLE, S.C., U.S. - Sonoco (NYSE: SON), one of the largest diversified global packaging companies, today announced it has signed a definitive agreement to acquire Peninsula Packaging Company for approximately $230 million in cash. Peninsula, which is owned by a fund managed by Odyssey Investment Partners, LLC, is a leading manufacturer of thermoformed packaging for fresh fruit and vegetables found in the fast-growing perimeter of retail supermarkets. The transaction is subject to normal regulatory review and is expected to close by the second quarter of 2017.

Founded in 2001, the Exeter, Calif.-based company has 2016 proforma sales of approximately $190 million¹ and operates five manufacturing facilities, four in the United States and one in Mexico. The majority of its business is focused on packaging for a wide range of whole fresh fruits, pre-cut fruits and produce and prepared salad mixes, as well as baked goods. Peninsula’s customer base includes most of the leading household names for fresh fruits and vegetables found at retail.

“Our goal has been to strategically expand our consumer packaging portfolio to grow our offerings in both the center of the store and the fast growing perimeter,” said Jack Sanders, Sonoco President and Chief Executive Officer. “With the addition of Peninsula, Sonoco will nearly double its thermoforming packaging capabilities and occupy a strong packaging position serving the perimeter in fresh food products, combined with our existing offerings in the center of the store, including those serving a range of frozen and shelf-stable foods.”

Sonoco Executive Vice President and Chief Operating Officer Rob Tiede noted over the past several years, supermarkets have spent $15 billion growing their freshly prepared options in order to increase sales of items along the perimeter of the store, and recent industry research projects that perimeter store sales of fresh foods could achieve a compound average growth rate (CAGR) of between 6 percent and 7 percent over the next four years.

“Combining Peninsula’s product lines with Sonoco’s packaging capabilities positions us extremely well to capture new growth in the rapidly expanding fresh and natural category, while greatly accelerating and enhancing our ability to offer our customers the most diverse consumer packaging formats and solutions in the industry,” Tiede said. “For example, this combination will allow Sonoco to deliver manufacturing and supply chain synergies gained from the connection between thermoformed trays and film lidding stock, which is an important customer differentiator.”

William Blair served as financial advisor to Sonoco. Peninsula was advised by BMO Capital Markets and Lazard Middle Market.

About Sonoco
Founded in 1899, Hartsville, S.C.-based Sonoco is a global provider of a variety of consumer packaging, industrial products, protective packaging, and displays and packaging supply chain services. With annualized net sales of $4.8 billion, the Company has 20,000 employees working in more than 300 operations in 33 countries, serving some of the world’s best known brands in some 85 nations. For more information on the Company, visit our website at www.sonoco.com.

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¹ Proforma sales includes projected full-year sales from a new operation in Mexico which started in mid-year 2016.

About Odyssey Investment Partners, LLC
Odyssey Investment Partners, LLC is a leading middle-market private equity firm with a 20-year history of partnering with management teams and investing in North American companies. With offices in New York and Los Angeles, Odyssey has acquired over 40 platform companies and over 125 add-on acquisitions.

About Peninsula Packaging
Peninsula Packaging is a provider of thermoformed plastic packaging products serving the fresh produce and bakery markets. Products include hinged containers (clamshells, produce trays, etc.), bases, lids and domes. Primary markets served include a wide range of berries, packaged salads and cut vegetables. Extrusion, thermoforming and labeling are managed from five production facilities located in Exeter, Calif., Hollister, Calif., Wilson, N.C., Yakima, Washington, and Guadalajara, Mexico.

Forward-looking Statements
Statements included herein that are not historical in nature, are intended to be, and are hereby identified as “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. In addition, the Company and its representatives may from time to time make other oral or written statements that are also “forward-looking statements.” Words such as “estimate,” “project,” “intend,” “expect,” “believe,” “consider,” “plan,” “strategy,” “opportunity,” “commitment,” “target,” “anticipate,” “objective,” “goal,” “guidance,” “outlook,” “forecast,” “future,” “re-envision, ” “assume,” “will,” “would,” “can,” “could,” “may,” “might,” “aspires,” “potential,” or the negative thereof, and similar expressions identify forward-looking statements.

Forward-looking statements include, but are not limited to, statements regarding: availability and supply of raw materials, and offsetting high raw material costs; improved productivity and cost containment; improving margins and leveraging strong cash flow and financial position; effects of acquisitions and dispositions; realization of synergies resulting from acquisitions; costs, timing and effects of restructuring activities; adequacy and anticipated amounts and uses of cash flows; expected amounts of capital spending; refinancing and repayment of debt; financial strategies and the results expected of them; financial results for future periods; producing improvements in earnings; profitable sales growth and rates of growth; market leadership; research and development spending; extent of, and adequacy of provisions for, environmental liabilities; adequacy of income tax provisions, realization of deferred tax assets, outcomes of uncertain tax issues and tax rates; goodwill impairment charges and fair values of reporting units; future asset impairment charges and fair values of assets; anticipated contributions to pension and postretirement benefit plans, fair values of plan assets, long-term rates of return on plan assets, and projected benefit obligations and payments; creation of long-term value and returns for shareholders; continued payment of dividends; and planned stock repurchases.

Such forward-looking statements are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning our future financial and operating performance. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. The risks, uncertainties and assumptions include, without limitation:

•
availability and pricing of raw materials, energy and transportation, and the Company's ability to pass raw material, energy and transportation price increases and surcharges through to customers or otherwise manage these commodity pricing risks;

•	costs of labor;

•	work stoppages due to labor disputes;

•	success of new product development, introduction and sales;

•	consumer demand for products and changing consumer preferences;

•	ability to be the low-cost global leader in customer-preferred packaging solutions within targeted segments;

•	competitive pressures, including new product development, industry overcapacity, and changes in competitors’ pricing for products;
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•	ability to maintain or increase productivity levels, contain or reduce costs, and maintain positive price/cost relationships;

•	ability to negotiate or retain contracts with customers, including in segments with concentration of sales volume;

•	ability to improve margins and leverage cash flows and financial position;

•	continued strength of our paperboard-based tubes and cores and composite can operations;

•	ability to manage the mix of business to take advantage of growing markets while reducing cyclical effects of some of the Company’s existing businesses on operating results;

•	ability to maintain innovative technological market leadership and a reputation for quality;

•	ability to profitably maintain and grow existing domestic and international business and market share;

•	ability to expand geographically and win profitable new business;

•	ability to identify and successfully close suitable acquisitions at the levels needed to meet growth targets, and successfully integrate newly acquired businesses into the Company’s operations;

•	the costs, timing and results of restructuring activities;

•	availability of credit to us, our customers and suppliers in needed amounts and on reasonable terms;

•	effects of our indebtedness on our cash flow and business activities;

•	fluctuations in obligations and earnings of pension and postretirement benefit plans;

•	accuracy of assumptions underlying projections of benefit plan obligations and payments, valuation of plan assets, and projections of long-term rates of return;

•	cost of employee and retiree medical, health and life insurance benefits;

•	resolution of income tax contingencies;

•	foreign currency exchange rate fluctuations, interest rate and commodity price risk and the effectiveness of related hedges;

•	changes in U.S. and foreign tax rates, and tax laws, regulations and interpretations thereof;

•	accuracy in valuation of deferred tax assets;

•	accuracy of assumptions underlying projections related to goodwill impairment testing, and accuracy of management’s assessment of goodwill impairment;

•	accuracy of assumptions underlying fair value measurements, accuracy of management’s assessments of fair value and fluctuations in fair value;

•	liability for and anticipated costs of environmental remediation actions;

•	effects of environmental laws and regulations;

•	operational disruptions at our major facilities;

•	failure or disruptions in our information technologies;

•	loss of consumer or investor confidence;

•	ability to protect our intellectual property rights;

•	actions of domestic or foreign government agencies and changes in laws and regulations affecting the Company;

•	international, national and local economic and market conditions and levels of unemployment; and

•	economic disruptions resulting from terrorist activities and natural disasters.

The Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur.

Additional information concerning some of the factors that could cause materially different results is included in the Company’s reports on forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Such reports are available from the Securities and Exchange Commission’s public reference facilities and its website, www.sec.gov, and from the Company’s investor relations department and the Company’s website, www.sonoco.com.

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References to our Website Address
References to our website address and domain names throughout this release are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules or the New York Stock Exchange Listing Standards. These references are not intended to, and do not, incorporate the contents of our website by reference into this release.

For Sonoco Investor and Media Inquiries Contact:                Roger Schrum
+843-339-6018
roger.schrum@sonoco.com

For Odyssey and Peninsula Inquiries Contact:                Mark Semer
+212-521-4802
mark-semer@KEKST.com

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